1 Dorchester Minerals, LP Annual Meeting May 16, 2012 Dorchester Minerals NASDAQ: DMLP Exhibit 99.1

Dorchester Minerals
NASDAQ: DMLP

Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s consolidated financial position, business
strategy and other plans and objectives for future operations.
These and other factors are set forth in the Partnership's
filings with the Securities and Exchange Commission.

Dorchester Minerals
NASDAQ: DMLP

• Overview of 2011
– Distributions and Financial Results
– Production
– Reserves
• Royalty Overview
• Net Profits Interest Overview
– Minerals NPI
• Property Highlights
– Barnett Shale
– Hugoton Operations
– Fayetteville Shale
– Bakken/Three Forks
– Permian Basin
• Developing Plays
Presentation Outline

Dorchester Minerals NASDAQ: DMLP 4 Overview of 2011 Results

Dorchester Minerals
NASDAQ: DMLP

2011 Distributions
• Cash Distributions Paid in Calendar 2011
– Reflects Q4 2010 to Q3 2011 activity
Royalty
Revenue
$47.1 MM
Other
Revenue
$0.6 MM
NPI
Revenue
$10.5 MM
Total Revenue
$58.2 MM
LP
Distribution
$50.7 MM
GP
Distribution
$1.8 MM
Total
Expenses
$5.7 MM

→

$100
$80
$60
$40
$20
$0
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
Royalties
NPI
Lease Bonus
Gas Price ($/Mcf)

$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
Distributions
Gas Price ($/Mcf)

Dorchester Minerals
NASDAQ: DMLP

2011 Financial Results
Operating Revenue ($MM)
(Accrual Basis)
Gas Price ($/Mcf)
Distributions ($/unit)
(Cash Basis)
• Revenue – Price – Distributions
– Royalty properties contributed 78% to total operating revenues
– Gross Revenue   51% gas & plant product sales, 48% oil sales, 1% other revenue
– NPI and lease bonuses have become a smaller portion of total revenues
Note: Operating Revenue does not reflect production costs or other expenses incorporated in calculating the net profits interest payments

→

→

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Forecasted Prod.
Actual Prod.

Dorchester Minerals
NASDAQ: DMLP

2011 Production Overview
Geographic Breakdown
Fayetteville
Shale
15%
Mid-Continent
(Other)
5%
Permian
Basin
20%
South TX/
Gulf Coast
8%
Miscellaneous
11%
Mid-Continent
(Hugoton NPI)
25%
Daily Production (MMcfepd)
1-year Decline +18.0%
3-year Decline +24.1%
Decline Since Inception +14.2%
Annualized Decline Rate +1.7%
Production Profile
• Total Production of 12.7 Bcfe
– 82% of total production was gas and plant products, 18% oil and condensate
– High quality properties + Diverse portfolio Low decline rate
– Year-over-year production rate increased 18% Inclusion of Minerals NPI
Note: Total production on wellhead basis, daily production on sales basis, gas-oil equivalency of 6:1 ratio used throughout this presentation
Barnett Shale
10%
Rockies
3%
Bakken
3%

Dorchester Minerals
NASDAQ: DMLP
2011 Production Overview

Daily Equivalent Rate (Mcfed)
2003
50% Royalty
Royalty
Mid-2007
57% Royalty
Q3 2011
72% Royalty
Q4 2011
63% Royalty
Net Profits Interests
• Historical Production Profile
– Portfolio has shifted toward royalties over time, but net profits interests have a new source of production growth after inclusion of the Minerals NPI
Minerals
NPI Payout
-
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
2003 2004 2005 2006 2007 2008 2009 2010 2011

100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011

140
120
100
80
60
40
20
0
Beginning
01/31/2003
Pro Forma
12/31/2011
Ending
12/31/2011

Dorchester Minerals
NASDAQ: DMLP

2011 Reserves Overview
• Total Proved Reserves of 88.4 Bcfe on 12/31/11
Gas &
Products
76%
Oil
24%
Year-end Reserves (Bcfe)
97.0
10.5
Cumulative Reserve Revisions (Bcfe)
2003-2011
Production
(99.0 Bcfe)
– All reserves are Proved Developed Producing
– Demonstrated history of positive revisions
– Revisions accounted for 88% of total reserves at year-end
– Driven by new plays, field extensions, infill drilling, new technology, etc.
– Fayetteville Shale (RI & WI) represent 13% of reserves
Reserve
Revisions
Acquisitions
Pro Forma
Reserves
Note: 12.5 Bcfe of acquired reserves at time transactions closed.
88.4
Total
Reserves
77.9
12.5
109.5
Base Revisions Acquisitions

100
90
80
70
60
50
40
30
20
10
0
12/31/2010 Reserves
12/31/2011 Pro Forma
12/31/2011 Reserves

Dorchester Minerals
NASDAQ: DMLP
2011 Reserves Overview

Equivalent Reserves (Bcfe)
Replacement w/o Minerals NPI 96%
Replacement w/ Minerals NPI 153%
Change in Reserves (2010-2011) +8.2%
81.7
2011
Production
12.7 Bcfe
7.2
12.2
88.4
• 12/31/2011 Revisions to Reported PDP Reserves
69.0 69.0
Minerals NPI
Base Revisions
Total Reserves
Major sources of upward revisions in
excess of 2011 production:
Minerals NPI +7.2 Bcfe
Barnett Royalty +3.4 Bcfe
Fayetteville Royalty  +3.0 Bcfe

Other
10%
Permian
32%
Mid-
Continent
(Hugoton)
24%
Fayetteville
13%

Dorchester Minerals
NASDAQ: DMLP
2011 Reserves Overview
• Composition of DMLP reserves
Geographic Breakdown Royalty-NPI Split
Equivalent Reserves (Bcfe)

Barnett
8%
Bakken
2%
Other Mid-
Continent
5%
South TX/
Gulf Coast
6%
58.8
Bcfe
Royalty 67%
NPI 33%
29.6
Bcfe
Royalty NPI
Gas Oil
0
10
20
30
40
50
60
70

Dorchester Minerals NASDAQ: DMLP 12 Royalty Overview

Dorchester Minerals
NASDAQ: DMLP

Royalty Overview
Williston
110,000 net acres
Mid-Continent
35,000 net acres
Texas
152,000 net acres
Gulf Coast
20,000 net acres
Eastern
26,000 net acres
Appalachia
26,000 net acres
Other
4,000 net acres
Rockies
5,000 net acres
• Diverse Portfolio – 574 counties in 25 states
– 378,000 net mineral acres (2,308,000 gross acres)
– Varying NPRI’s, ORRI’s and leasehold interests in 862,000 gross acres
– Majority of acreage is undeveloped
– Wide geographic spread including most major producing basins
– Assets range from mature legacy production to areas with exploratory potential
Basin/Area
Legacy
Production
Ongoing
Development
Expansion
Potential
West Texas
Southeast NM
Denver Unit
Wasson
Wolfberry
Bone Springs
Delaware Basin
West TX Overthrust
Gulf Coast
South Texas
Jeffress
McAllen Ranch
Horizontal Wilcox
Mid-Continent Hugoton Fayetteville
Horizontal
Granite Wash
Williston
Basin
Nesson
Anticline
Bakken
Red River
Three Forks
Sanish
Appalachia
Marcellus/Utica
Upper Devonian
Note: Acreage count as of 12/31/2011.  Gross acres are not additive due to overlapping ownership among categories

25,000
20,000
15,000
10,000
5,000
-
Permian Basin
S. Texas/Gulf Coast
Mid-Continent
Miscellaneous
Fayetteville Shale
Barnett Shale
Bakken
2006
2007
2008
2009
2010
2011

Dorchester Minerals
NASDAQ: DMLP
• Diverse Sources of Production
Royalty Overview

– New plays are replacing declines in legacy assets
– Opportunities for production growth in mature basins
Daily Equivalent Rate (Mcfed)

→

→

$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2006
2007
2008
2009
2010
2011
Permian Basin
S. Texas/Gulf Coast
Mid-Continent
Miscellaneous
Fayetteville Shale
Barnett Shale
Bakken

Dorchester Minerals
NASDAQ: DMLP
• Revenue by Geographic Area
Royalty Overview

– Permian Basin revenue share: 32% in March 2009 50% in December 2011
– South Texas/Gulf Coast share: 30% in March 2009 8% in December 2011
Net Revenue ($ millions)
Note: Journal Basis Net Revenue

Dorchester Minerals
NASDAQ: DMLP

Royalty Overview
• Leasing and Development Activity
– Consummated 42 leases/elections on 1,127 net acres in 26 counties/ parishes in seven states
– Lease bonus payments up to $2,500/acre
– Initial royalty terms up to 26%
– Identified 356 new wells on royalty properties in nine states
– Fayetteville Shale activity decreased in 2011
– The price disparity between oil and gas has redistributed activity
• Low gas prices significant reduction of activity on legacy gas assets
• High oil prices increased infill drilling and redevelopment on legacy oil assets
– 85 active lease offers as of May 2012

Dorchester Minerals NASDAQ: DMLP 17 Net Profits Interests Overview

Dorchester Minerals
NASDAQ: DMLP

Net Profits Interests Overview
• NPI Provides LP Exposure to Working Interest
Potential Without Generating UBTI
– Four NPI groups were created at the time of formation in 2003 and two additional NPI groups created subsequently
– Capitalize on strong negotiating position to capture additional value
– Leverage information franchise
– Optional working interest participation in numerous leases
– Minerals NPI represents the majority of new development activity
– Added 75 new wells located in Alabama, Arkansas, North Dakota,
Oklahoma and Texas

Dorchester Minerals
NASDAQ: DMLP

Net Profits Interests Overview
Historical NPI CAPEX ($MM)
• Actual Capital Expenditures Through Year-end 2011
– $33.3 million of cumulative investments in all net profits interest properties
– Majority of CAPEX was used to drill new wells in the Minerals NPI
– Continue to reinvest Minerals NPI cash flow
2011 NPI CAPEX
Note: CAPEX incurred by the operating partnership on a cash basis. Capital commitments are included in calculating the Minerals NPI payout status.
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Capital Commitments
Development CAPEX
85%
6%
3%
6%
Fayetteville Bakken
Permian Other

→

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
2003
2004
2005
2006
2007
2008
2009
2010
2011
Hugoton NPI
Minerals NPI
Other NPIs

Dorchester Minerals
NASDAQ: DMLP
• Relative contribution of NPI’s has shifted over time
Net Profits Interests Overview
– Hugoton accounted for 96% of NPI production at inception 64% at year-end 2011
– Minerals NPI volumes prior to Q3 2011 were not included in DMLP results
Daily Equivalent Rate (Mcfed)

10,000
1,000
100
Daily Rate
Projected Rate
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2003
2004
2005
2006
2007
2008
2009
2010
2011

Dorchester Minerals
NASDAQ: DMLP

Net Profits Interests Overview
• Minerals NPI Performance
– Production and reserves have grown steadily since inception
– 337 wells/units producing in Q4 2011 (301 in pay status)
– 5.5 Bcfe in production receipts through year-end 2011
– Total proved reserves of 7.5 Bcfe at year-end 2011, a 40% increase over 2010
– Minerals NPI production and reserves are now included in DMLP results
Note: Gas rate based on sales volumes
Proved Reserves (Bcfe)
Net Daily Gas Rate (Mcfd)

6,000
5,000
4,000
3,000
2,000
1,000
0
Miscellaneous
MT Bakken
Fayetteville
ND Bakken
Permian
2003
2004
2005
2006
2007
2008
2009
2010
2011

Dorchester Minerals
NASDAQ: DMLP
• Minerals NPI Production
Net Profits Interests Overview

Daily Equivalent Rate (Mcfed)
– New Areas: MT Bakken (2005), Fayetteville (2006), ND Bakken (2008), Permian (2010)
– Additional participation opportunities in West Texas

Dorchester Minerals
NASDAQ: DMLP

Net Profits Interests Overview
($MM)
• Minerals NPI Cash Flow – Inception through Q1 2012
Cumulative Revenue $39.4 MM
Cumulative Expense (LOE, taxes, etc) ($7.4 MM)
Cumulative Operating Income $32.0 MM
Cumulative Investment/Commitments ($30.0 MM)
Cumulative Surplus (Deficit) $2.0 MM
Cumulative Operating
Income exceeded
Cumulative Investments in
Q3 2011 and the Minerals
NPI began contributing to
LP distributions
Note: Figures provide on a cash basis
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Investment (including Budgeted Items)
Net Operating Income
Surplus (Deficit)

Dorchester Minerals NASDAQ: DMLP 24 Property Highlights Barnett Shale

Dorchester Minerals
NASDAQ: DMLP
• Fort Worth Basin – Tarrant County, Texas

– NRIs range from 0.5% to 20% in 1,824 net mineral acres
– Current Development Activity (CHK Operated)
• 42 producing wells (5 currently S/I)
• 1 well waiting on completion or pipeline
• 1 permitted location
– Upside potential in undeveloped acreage, downspacing and improved stimulation
Barnett Shale (Royalty)
Gross Daily Gas Rate (Mcfepd) Well Count
44 wells/permits
16 new wells brought
on production since
property was acquired
in June 2009
(Average NRI = 18.0%)
DMLP
0
10
20
30
40
50
60
1,000
10,000
100,000
2005 2006 2007 2008 2009 2010 2011

Dorchester Minerals NASDAQ: DMLP 26 Property Highlights Hugoton Operated Properties

Dorchester Minerals
NASDAQ: DMLP

Hugoton Operated Properties (NPI)
• Hugoton Field – Oklahoma Panhandle & SW Kansas
– 2011 production within 4% of projection
– Year-over-year production decline of 7.5% with a 11% decrease in net reserves
– World-class asset but limited upside potential
– Ongoing well optimization and cost-saving initiatives
Gas Rate (Mcfepd) Well Count
Note: Gas rate based on sales volumes
0
50
100
150
200
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Dorchester Minerals NASDAQ: DMLP 28 Property Highlights Fayetteville Shale

Dorchester Minerals
NASDAQ: DMLP

Fayetteville Shale (Royalty & NPI)
• Eastern Arkoma Basin – Northern Arkansas
– Ownership Summary
– 23,336 gross/11,464 net acres in 196 sections
– June 2006: Leased 9,800 net acres in 179 sections for 25% royalty with optional participation in 111 sections (subject to Minerals NPI)
– June 2011: Leases covering 5,300 net acres expired with remainder of acreage HBP
– Current development activity on DMLP acreage
375 wells/permits
Dorchester Acreage
Wells with IP > 6 MMcfd
Productive Fairway
3,757 Producing Wells
637 Active Permits
256 Locations
“Active Permit” – well spud but not completed
“Location” – well permitted but not spud
• 31 wells permitted and/or proposed by operator
• 7 wells in various stages of drilling, completion or WOPL
• 337 wells completed (276 in pay status)

New Permits
New Wells Spud
First Payment Received
0
20
40
60
80
100
120
2004
2005
2006
2007
2008
2009
2010
2011
Q1 '12

Dorchester Minerals
NASDAQ: DMLP
Fayetteville Shale (Royalty & NPI)
– Development activity by major operators (SWN, BHP, XOM) has slowed
– In 2011 well spuds outpaced new permits drilling up permit inventory
– Operators have put many old wells into pay status in 2011
– Substantial time-lag between permit and first payment 408 days
• Permitting, Drilling and Payment History
First
Payment
First
Production
Well
Spud
Well
Permitted
62 days 132 days 215 days
Well Count

Capital Commitments
Capital Expenditures (Cash)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2006
2007
2008
2009
2010
2011

DMLP (RI)
Minerals NPI (WI)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2006
2007
2008
2009
2010
2011

Dorchester Minerals
NASDAQ: DMLP

• Capital Expenditures
Fayetteville Shale (Royalty & NPI)
• 2011 Reserves
Proved Reserves (Bcf)
– Year-end reserves of 11.3 Bcf (285 wells)
• 5.5 Bcf  (WI)
• 5.8 Bcf  (RI)
– 47% Year-over-year reserve increase
– Only completed wells with test rates are
included in reserve estimates (no PUDs)
Capital Expenditures ($MM)
– Total Fayetteville investments of
$21.6 MM through year-end 2011
– All expenditures within Minerals NPI
– Average $3.0 MM per well in 2011
– Drilling and completion costs
increase with longer lateral lengths

Dorchester Minerals
NASDAQ: DMLP

• Well Performance • Production Results
Fayetteville Shale (Royalty & NPI)
Net Daily Production (Mcfd)
– 301 wells producing at year-end 2011
• 3.3 MMcfd (WI)
• 3.5 MMcfd (RI)
– 31% Year-over-year rate increase
– Produced 2.3 Bcf in 2011
– 51% of production from royalty interest
Normalized Production Rate (Mcfd)
Months on Production
– Results indicate that average initial test
rates have reached a plateau
• 2008 2.4 MMcfd  (Max 5.5 MMcfd)
• 2009 3.1 MMcfd  (Max 5.9 MMcfd)
• 2010 3.0 MMcfd  (Max 7.3 MMcfd)
• 2011 3.1 MMcfd  (Max 5.5 MMcfd)
Note: Volumes from AOGC, 1   point on DMLP normalize curve based on estimates from partial month data
6.8 MMcfd
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
2006 2007 2008 2009 2010 2011
Net RI Production
Net WI Production
100
1,000
10,000
0 5 10 15 20 25 30 35
2.0 Bcf (SEECO)
2.5 Bcf (SEECO)
3.0 Bcf (SEECO)
DMLP Average
st

Daily Gas Rate (Mcfd)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
2011
2010
2009
2008
2007
2006
Gas Reserves (Bcf)

Dorchester Minerals
NASDAQ: DMLP
Fayetteville Shale (Royalty & NPI)

• Historical production and reserve additions
+69%
+47%
+60%
+61%
+79%
+76%
+47%
+17%
2010 2009 2008 2007 2006 2011
Royalty Int.
Working Int.
Note: Volumes from AOGC, not all wells in production graph are currently in pay status
12.0
10.0
8.0
6.0
4.0
2.0
0.0

→

S25
S25
R16W
1658'
1864'
400'
400'
400'
LAST PERF
R16W
S25
S36
S36
R16W

Dorchester Minerals
NASDAQ: DMLP

Well
Number
Test
Date
Test Rate
(Mcfd)
#5-25H36 12/11/2011 3,237
#6-25H36 12/10/2011 3,356
#7-25H36 12/10/2011 3,457
#12-25H36 2/25/2012 3,236
#13-25H36 2/25/2012 3,442
#14-25H36 2/26/2012 3,881
#15-25H36 2/26/2012 3,345
#16-25H36 2/26/2012 4,228
• Future Development Potential - Downspacing
– Example:  25-9N-16W, Conway Co, AR (SWN) 400 ft offsets (50 ac spacing)
– DMLP (RI) Ownership: 1.563% NRI
– DMOLP (WI) Ownership: 0.980% NRI
Deltic Timber 9-16 Unit
Fayetteville Shale (Royalty & NPI)

Dorchester Minerals NASDAQ: DMLP 35 Property Highlights Bakken/Three Forks

New Permits
New Wells Spud
Wells Reaching Payout
80
70
60
50
40
30
20
10
0
2007
2008
2009
2010
2011

North Dakota (NPI)
North Dakota (Royalty)
Montana (NPI)
300
250
200
150
100
50
0
2007
2008
2009
2010
2011

Dorchester Minerals
NASDAQ: DMLP

Bakken/Three Forks (Royalty & NPI)
• Williston Basin – Northwestern North Dakota
– Diversified acreage position
• 70,390 gross acres/8,905 net acres
– Operators:  Continental, COP, EOG, Hess, Marathon
– Elected non-consent option in 215 wells to date (125 in pay status)
• Average royalty of all leases in unit (~16% royalty)
• Back-in for 100% WI after payout + 50% penalty
• Working interest subject to Minerals NPI
Well Count Net Daily Production (boepd)
Initial Royalty Payment
WI Back-in APO

Dorchester Minerals
NASDAQ: DMLP

Bakken/Three Forks (Royalty & NPI)
• Six County Core Area
– Current development activity on DMLP acreage
• 161 wells completed as producers (13 reached payout status)
• 34 wells in various stages of drilling or completion (or confidential)
• 22 wells permitted and/or proposed by operator
– Rig count has increased +570% since May 2009
– Eight rigs currently drilling on DMLP acreage
Parshall,
Sanish &
Stanley fields
(426 nma)
EN-Selby
157-93-805H1
King
1-5H
Well Name (Operator)
Test Rate
(boepd)
BPO NRI APO NRI
Clifford Bakke 26-35 2H (BEXP) 4,291 1.10% 4.94%
Clifford Bakke 26-35 3H (BEXP) 2,807 1.10% 4.94%
Kovaloff 14-9H (Marathon) 1,285 1.88% 11.76%
Behr 16-21H (Fidelity) 1,500 1.00% 4.64%
Intervale 31-35H (COP) 2,750 0.47% 2.91%
EN-Selby 157-93-805H1 (Hess) 591 1.86% 11.65%
Jaguar 1-22H (Zavanna) 1,475 0.75% 4.66%
King 1-5H (Continental Resources) 808 1.16% 7.28%
Jaguar
Clifford Bakke
26-35 2H & 3H
217 wells/permits
Intervale
31-35H
Kovaloff
14-9H
Behr
16-21H
1-22H

Dorchester Minerals NASDAQ: DMLP 38 Property Highlights Permian Basin

1,000
100
Well #1H
Well #2H
0
10
20
30
40
50
Days on Production

Dorchester Minerals
NASDAQ: DMLP

Permian Basin (NPI)
• Bone Springs Play – Eddy County, New Mexico
– DMOLP owns a 6.25% working interest in 320 acres
• Declined farm-out offer and elected to participate with full interest (Minerals NPI)
• Active operators include Cimarex, COG, Devon and Yates
• Drilled two horizontal wells testing 859 and 977 boepd in Q1 2012
Gross Daily Rate (boepd)
1 mile

Dorchester Minerals NASDAQ: DMLP 40 Developing Plays

Dorchester Minerals
NASDAQ: DMLP

Developing Plays
• Devonian Shale – Appalachia
– New York and Pennsylvania
– Concentrated acreage position
• 32,395 gross acres
• 24,494 net acres
• 70% in Allegany and Steuben Counties, NY
– Challenging political environment in New York
has limited activity relative to Pennsylvania
– Potential targets
• Upper Devonian oil (shallow)
• Marcellus/Utica/Devonian shale gas (middle)
• Trenton-Black River gas (deep)
– Operators: Anadarko, Chesapeake, EOG,
EQT, EXCO, Range, Seneca, Shell, Talisman
– No reserves booked in 2011
NY
PA
Allegany & Steuben
Counties

Dorchester Minerals
NASDAQ: DMLP
• Southern Tier NY & Northern Tier PA

Developing Plays
Allegany
13,216 nma
Steuben
4,714 nma
Chemung
308 nma
Schuyler
459 nma
Tioga
163 nma
Bradford
Potter
846 nma
McKean
1,158 nma
Cattaraugus
Tioga
41 nma
NY
PA
NY
PA
Horizontal Marcellus Well/Permit
Elk
28 nma
Cameron
56 nma
Clinton
256 nma
Lycoming
468 nma
Sullivan
Centre
196 nma
Clearfield
579 nma

Dorchester Minerals NASDAQ: DMLP 43 Dorchester Minerals, LP Annual Meeting May 16, 2012

Dorchester Minerals NASDAQ: DMLP 44 Appendix

Dorchester Minerals
NASDAQ: DMLP

• What is the Minerals NPI and How Does it Work?
Appendix
– Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
– DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
– This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
– DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP)
subject to the terms of the Minerals NPI.
– DMOLP is an indirect wholly owned affiliate of DMLP’s General Partner.
– DMOLP funds all costs associated with this right, including drilling and completion costs.
– DMLP and its partners are not liable for any costs or expenses.
– DMOLP pays to DMLP 96.97% of the monthly “Net Proceeds” attributable to the properties subject to the
Minerals NPI.
– Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called “Payout”) pays 96.97% of net cashflow to DMLP.
– LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow 99% x 96.97% = 96%.
– The Minerals NPI achieved payout status in September 2011 and contributed to our Q4 2011 distribution.

Dorchester Minerals
NASDAQ: DMLP

Appendix
DMLP
Lease to third party for
royalty and optional
participation right
Participation right
assigned to DMOLP
NPI payment
(96.97% of cash flow)
Distributable Cash
DMOLP pays 100% of costs and
receives 100% of revenue
plus interest equivalent on
total NPI basis
Royalty
(100% of cash flow)
General Partner
4% of royalties
1% of NPI’s
4% of Expenses
Limited Partners
96% of royalties
99% of NPI’s
96% of Expenses
• What is the Minerals NPI and How Does it Work?

Dorchester Minerals
NASDAQ: DMLP

Appendix
• Distribution Determinations
4% of Net Cash Receipts from Royalty Properties $ -------- $1,682
96% of Net Cash Receipts from Royalty Properties $40,365 $ --------
1% of Net Profits Interests Paid to our Partnership $ -------- $   104
Total Distributions $50,719 $1,786
99% of Net Profits Interests Paid to our Partnership $10,354 $ --------
Operating Partnership Share (3.03% of Net Proceeds) $ -------- $   327
Total General Partner Share $2,113
% Total 96% 4%
Limited
Partners
General
Partner
– Period from October 2010 through September 2011
($ thousands)

Dorchester Minerals
NASDAQ: DMLP

Appendix
2011 Cash
Distributions
$52.5 MM
Mgmt GP
Mgmt LP*
Other LP
$1.8 MM
$6.0 MM
$44.7 MM
Mgmt LP is 3.3
times Mgmt GP
• Alignment of GP and LP interests
– GP has no incentive distribution rights – fixed sharing ratio
– Management’s LP interest exceeds its GP interest
– Not incentivized to make dilutive transactions
85.2%
11.4%
3.4%
*   Management  LP interest includes
LP units owned by officers, directors
and their immediate families.

Dorchester Minerals
NASDAQ: DMLP

• Operating Leverage – Royalty Interest vs. NPI
Appendix
Net Profits Interest Royalty Interest
1,000 Mcf
$4.00/Mcf
$4,000
($0)
$4,000
25% Royalty
$1,000
1,000 Mcf
$5.00/Mcf
$5,000
($0)
$5,000
25% Royalty
$1,250
1,000 Mcf
$4.00/Mcf
$4,000
($1,000)
$3,000
25% NPI
$750
1,000 Mcf
$5.00/Mcf
$5,000
($1,000)
$4,000
25% NPI
$1,000
25% Increase in
Royalty Cash Flow
33% Increase in
NPI Cash Flow
25% Increase in Gas Price
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow

Dorchester Minerals
NASDAQ: DMLP

Appendix
Oil and Gas
Produced
Cash
receipts
begin
1st Quarter
Distribution
declared
Dist. Paid
(Feb-Mar cash)
2nd Quarter
Distribution
declared
Dist. Paid
(Apr-Jun cash)
LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag
• Royalty Cash Receipts
– Long delay between production and cash distribution
– Cash receipts extend over multiple months due to adjustments, releases, etc.
– Prices can change dramatically between production and payment of distribution
– Example of a typical cash receipt cycle :
Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11

→

700
600
500
400
300
200
100
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
120
110
100
90
80
70
60
Jan
Feb
Mar
Apr
May
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Dorchester Minerals
NASDAQ: DMLP

Peer Group Comparison
YTD 2012 Normalized Returns (reinvested) 2003-2011 Normalized Returns (reinvested)
• Market Performance
– Pure royalties lack operating leverage inherent in net profits interests Less volatility
• Underperforming in high price environment (mid-2008)
• Outperforming in low price environment (mid-2009) due to lower fixed cost structure
Note: Dist. reinvested on last day of quarter

120
100
80
60
40
20
0
140
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Dorchester Minerals
NASDAQ: DMLP

Peer Group Comparison
• Reserves and Production Performance
– DMLP is a cross between a royalty trust with 100% net profits interests (SJT) and one with 100% royalties (SBR), plus the upside of a large non-producing mineral portfolio with potential for future drilling and development
– DMLP has the ability to expand its portfolio of assets through acquisitions
DMLP adjusted for issuance of additional units
Normalized Production (Indexed to 2003) Normalized Reserves (Indexed to 2003)